United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934
June 5, 2008
(Date of Report)
ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-20852 (Commission File Number)	16-1387013 (IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513
(Address of principal executive offices)	(Zip Code)
(315) 332-7100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.
     On June 5, 2008, Ultralife Corporation (the “Registrant”) held its 2008 annual meeting of shareholders (“Annual Meeting”). At the Annual Meeting, the Registrant’s shareholders elected each of the incumbent director nominees named in the Registrant’s proxy statement to the board of directors of the Registrant (the “Board of Directors”) for another one year term.
Compensation
     Following the Annual Meeting, the newly-elected Board of Directors met (“Board Meeting”). At the Board Meeting, the Board of Directors revised the compensation arrangements for members of the Board of Directors, effective July 1, 2008, as follows:
Board Member Compensation

	Annual	Per Meeting
	Retainer(1)	Attendance(2)
Chair	$20,000	$1,000
Member	$12,000	$1,000

(1)	Retainer paid quarterly in cash after the end of each of the Registrant’s fiscal quarters.

(2)	Board members participating via telephone receive the full fee of $1,000.
Committee Compensation

	Chairman
	Annual
	Retainer(1)	Per Meeting Fee(2)
Audit and Finance	$10,000	$750
Governance	$5,000	$750
Compensation and Management	$5,000	$750
Mergers and Acquisitions	$1,000	$750

(1)	Retainer paid quarterly in cash after the end of each of the Registrant’s fiscal quarters.

(2)	Committee members participating via telephone receive the full fee of $750.
Stock Awards
     At the Board Meeting, the Board of Directors approved an award of common stock to each of the Registrant’s non-employee directors. These common stock awards are not subject to any restrictions. Previously, the Registrant had compensated its directors with restricted stock awards.

     The shares of common stock comprising each non-employee director’s common stock award, excluding the Chair of the Board of Directors, will have an aggregate annual value of $40,000 and will be granted in four installments of common stock valued at $10,000 on each of August 15, 2008, November 15, 2008, February 15, 2009 and May 15, 2009, respectively. The Chair of the Board of Directors, Patricia C. Barron, will receive an award of the Registrant’s common stock with an aggregate annual value of $66,000, which will also be granted in four installments of common stock valued at $16,500 on the same dates as the grants to the other board members. The number of shares of common stock subject to each award installment will be calculated using the value weighted average price of the Registrant’s common stock on the NASDAQ Global Market on the trading day prior to the date of grant. The number of shares of common stock granted to each non-employee director is determined by dividing the dollar value of the award by the value weighted average price on the date prior to the date of grant, rounded to the nearest whole number.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2008	ULTRALIFE CORPORATION

/s/ Peter F. Comerford Peter F. Comerford
Vice President of Administration and General Counsel